BUSINESS LEASE AGREEMENT

THIS BUSINESS LEASE AGREEMENT ("Agreement" or the "Lease"), shall be effective as of May 25, 2004 and is made by and between 1614718 Ontario Inc. ("Lessee") and 1485684 Ontario Limited ("Lessor").

                                    RECITALS

A. Lessor is the owner and operator of that certain nightclub styled The Sequel (the "Business") located at 69 Yorkville Avenue, Toronto, Ontario (the "Premises").

B. Lessor is the lessee of the Business premises ("Premises") and owns or leases all equipment except leased equipment described in Schedule "B" ("Equipment") and holds all licenses and other rights necessary to conduct the business operations of the Business (collectively the "Business Assets").

C. Lessee now desires to lease the right to operate the Business and to use the Business Assets for that purpose and Lessor desires to lease the operations of the Business to Lessee, all in accordance with the terms and conditions of this Agreement.

                                   AGREEMENTS

In consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

1.     Recitals.

The recitals set forth in the forepart of this document are incorporated into this agreement as though fully set forth in this paragraph number 1.

2.     Lease.

Lessor hereby leases to Lessee the business operations of the Business and the right to use the Business Assets for that purpose. Lessee's rights shall include without limitation the right to possess the Business premises, use all Business Assets including all licenses and the right to all proceeds of the business operations subject to Lessee's obligation to make payments to Lessor or to any third party as set forth herein.

3.     Term.

Except as otherwise provided in this Lease, the term of this Lease shall be for a period of five (5) years, commencing on April 1, 2004 and ending on March 31, 2009, unless sooner terminated pursuant to any provision hereof. In Lessee's sole discretion, the term may be extended for one additional five (5) year term, subject to the entering into of the new premises lease and subject to the early cancellation rights of the Premises Lessor (being Cheong Family Holdings Ltd. or its successors in title) under the New Premises Lease. All results of operations of the Business and the proceeds thereof shall accrue to Lessee as of April 1, 2004. The foregoing notwithstanding, it is understood that the term of this Agreement has been crafted generally to match the term of the existing premises lease between the Lessor and the owner of the Premises. The existing Premises lease is in the process of being replaced by a new premises lease (the "New Premises Lease") at the present time and its term may run a few months longer than the term of this

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Agreement.  If the term of the new Premises lease
is in fact longer than the term of this Agreement, the term of this Agreement shall be adjusted to match the term of the New Premises Lease.

4.     Rent.

Lessee shall pay to Lessor as rent for the right to operate the Business and to use the Business assets for that purpose, $5,500.00 CDN per month plus Goods and Services Tax (GST). The parties agree that Lessee has heretofore paid the deposit amount and the rent due under this section for the months from the inception of this Agreement through and including the month of June, 2004. From the date of the signing of this Agreement, rent shall be due commencing with a payment to be made on July 1, 2004. Rent payments under this section shall then be due on the first day of each month thereafter.

5.     Deposit.

Lessee shall deposit with Lessor the sum of Eleven Thousand Dollars CDN($11,000.00 CDN). Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this lease, including, but not limited to the provisions relating to the payment of rent, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee at the expiration of the Lease term.

6.     Utilities.

Lessee shall pay prior to delinquency for all water, gas, heat, light, power, telephone, sewage, air conditioning and ventilating, scavenger, janitorial, landscaping and all other materials and utilities supplied to the Premises.

7.     Administration  of  Lessor  corporation.

In connection with the operation of the Business, the Lessee shall perform certain administrative functions in connection with the maintenance of 1485684 Ontario Limited, the Lessor corporation. It is agreed that Lessee shall have the right but not the obligation to perform such functions and to keep the Lessor corporation in good standing with all applicable governmental authorities. Any fees paid by Lessee for such purposes shall be reimbursed to Lessee by Lessor.

8.     Use.

The Premises shall be used and occupied by Lessee for only the purpose of operating the Business and for no other purposes whatsoever without obtaining the prior written consent of Lessor. Lessee shall not allow the Premises to be used for any unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in or

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upon the Premises. The Lessee agrees to
comply strictly with the terms of the existing Premises Lease and the New Premises Lease relating to the permitted use of the Premises.

9.     Condition  of  Premises  and  Equipment.

By execution of this Lease, Lessee shall be deemed to have accepted the Premises and the Equipment in the condition existing as of the date of execution. Upon termination of the Lease, the Premises and the Equipment shall be returned to Lessor in substantially the same condition as existed upon the date this Lease was executed, normal wear and tear excepted. Notwithstanding anything to the contrary in this Agreement, Lessee shall not be liable for the structural integrity or structural needs of the Premises and shall not be liable to the Lessor with respect to the maintenance, repair or replacement of the Premises for anything that the Lessor is not liable for under the existing Premises Lease or the New Premises Lease. Lessee shall not make alterations to the Premises without Lessor's prior written consent and Premises Lessor's prior written consent. The Lessee acknowledges and agrees that to the extent any renovations are required to the Premises in order to comply with the terms of the New Premises Lease, all such renovations shall be completed by the Lessee at its sole cost and expense. To the extent the Lessee requires new or additional equipment, trade fixtures or other improvements in order to operate the Business, the same shall be acquired or completed by the Lessee at its sole expense.

10.     Maintenance  of  Equipment.

The Lessee shall maintain at the Lessee's cost, the equipment in good repair and operating condition, allowing for reasonable wear and tear. Such costs shall include labor, material, parts, and similar items.

11.     Liquor  License.

Pursuant to the requirements of Alcohol and Gaming Commission of Ontario (AGCO), the Liquor License which constitutes part of the Business Assets will be transferred to Lessee for the sum of $1.00. Transfer of the license is strictly to satisfy the requirements of the AGCO, the transfer does not constitute a sale of the Liquor License and will be transferred back to Lessor at the end of the Lease or in the event of a default by Lessee. Lessee agrees to pay or make payment arrangements with the Ontario Minister of Finance any and all Provincial Sales Tax (PST) accrued and outstanding to the date of this Agreement. Lessee further agrees to make such payment or payment arrangements as soon as possible after the date of this Agreement as to comply with the requirements of the AGCO related to the transfer of the Liquor License. The Lessee additional agrees to pay all costs in respect of the application fees for transfer of the Liquor License. Lessee will ensure that the transfer of the Liquor License has been submitted and in process with the AGCO before the renewal date of the existing Liquor License held by the Lessor.


12.     Representations  and  Warranties  of  Lessor.

- Lessor represents that to the best of its knowledge the Liquor License is currently in full force and effect and not subject to suspension, restriction or any disciplinary actions by the Alcohol and Gaming Commission of Ontario (AGCO) and that there are no liens,

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

pledges,  assignments,  transfers  or  other
encumbrances  against  the  License,  except  for  Permitted  Encumbrances.
- Lessor represents it has all right and title to the Equipment as set forth on Exhibit A, subject to the Permitted Encumbrances.
- The Business has all of the licenses, approvals and permits required for the active, daily operation of the Business.
- To the best of its knowledge all obligations under the existing lease of the Premises with respect to the lessee thereof are currently met in full including without limitation being strictly current on the payment of rent for the Premises.
- To the best of its knowledge all income taxes and all Goods and Services Tax (GST) resulting from the operation of the Business that have accrued for any period prior to the signing date of this Agreement either have been paid or will be paid by Lessor.
- No Business Assets will be sold or transferred during the term of this Agreement.
- All persons or entities having a security interest in any of the Business Assets are set forth on Exhibit C, together with a description of the security interest (the "Permitted Encumbrances").
- Lessor will satisfy all payments owed to creditors that have security interests in the Business Assets.
- This Agreement does not violate any other agreement or business arrangement to which the Lessor is a party or which involves any of the Business Assets.
..
13.     Representations  and  Warranties  of  Lessee.

Lessee has the right to enter into this Agreement and no transactions contemplated under this Agreement will violate any agreement to which Lessee is a party.

14.     Disputes.

Any dispute arising under this Agreement shall be resolved by binding arbitration conducted in Toronto, Ontario under the rules of the Ontario Arbitration Association with the prevailing party entitled to reimbursement of reasonable attorney's fees and costs.

15.     Assignment  of  Leases.
All leases that are now existing to which the Business Assets are subject shall be assigned to Lessee where possible. If an assignment is not possible, Lessor shall continue to make the requisite lease payments which payments shall be reimbursed to Lessor by Lessee. All leases of Business Assets are set forth on Exhibit B.

16.     Assignment  of  Premises  Lease.

Lessor shall assign its interest in the existing Premises lease and the New Premises Lease (once it is finalized) to Lessee or Lessee shall be added as an additional lessee to the existing Premises Lease and the New Premises Lease, and Lessee shall thereupon fulfill all of Lessors obligations under the existing Premises Lease and the New Premises Lease including the payment of rent. The Lessee acknowledges receipt of a signed copy of the existing Premises Lease as well as of the most recent draft of the New Premises lease. Lessor agrees that is will not finalize the New Premises Lease without the prior written approval of the Lessee. Lessor agrees to use its best efforts to finalize the New Premises Lease as early as possible in the term of this Agreement and Lessee agrees that this

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Agreement  shall  remain in full force and effect during the
Lessor's  efforts  of  executing  a  New  Premises  Lease.

17.     Assignment  of  Business  Name  and  Liquor  License.

Lessor shall assign its interest in the use of the business name "Sequel" and the Liquor License of the Lessor for the consideration of $1.00.

18.     Due  Diligence.

Notwithstanding anything to the contrary in this Agreement, Lessee shall have two weeks after the signing hereof to conduct its due diligence with respect to the Premises, the Business Assets and anything else material to this Agreement. Lessor agrees to cooperate fully with such review. This Agreement shall not become binding until after the due diligence period and Lessee issues its statement in writing that it accepts the Premises and the Business Assets. In addition, this Agreement shall not be binding upon Lessee until the following conditions are met:

-
-     The  liquor  license  is  successfully  transferred  to  Lessee.
- A non-compete agreement is entered into between Livestar Entertainment Group, Inc. and Terrence Lall.

19.     Surrender  of  Premises.

Except as provided herein, on the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distributions systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

20.     Liability  Insurance.

Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all area appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Lessee hereunder. Lessee may carry said insurance under a blanket policy, providing, however, said insurance by Lessee shall have a Lessor's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain same, but at the expense of the Lessee.

21.     Payments  in  Behalf  of  Lessor.

It is acknowledged by the parties that in performance of the transactions contemplated by this Agreement and with respect to the operation of the Business generally, Lessor may have certain payment obligations from the date of this Agreement that are necessary for

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the well being of the Business, excluding any
debts and obligations that are the responsibility of the Lessee under any other provision of this Agreement. In the event any such obligations are not paid by the Lessor when due, the Lessee shall have the option but not the duty of paying such obligations in behalf of the Lessor. At the sole discretion of the Lessee any payments that are not accounted for by the Lessee as expenses of the Lessee the Lessor shall then repay the Lessee as per one the following actions, taken solely by the Lessee; a) a promissory note with terms acceptable by the Lessee or; b) within 30 days of written demand upon the Lessor.

22.     Legal  Expense  Payments  in  Behalf  of  Lessor.

Lessee agrees to reimburse Lessor for legal costs incurred by Lessor in connection with the transactions contemplated by this Agreement, including the finalization of the New Premises Lease.

23.     Payments  of  Ordinary  Trade  Payables.

Lessee agrees to take responsibility for the payment of any and all ordinary trade debts and equipment lease obligations of the Business incurred or accrued to the date of this Agreement.

24.     Abatement  of  Rent.

If the premises are partially destroyed or damaged and Lessor or Lessee repairs them pursuant to this Lease, the rent payable under Section 4 hereof for the period during which such damage and repair continues shall be abated in proportion to the extent to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

25.     Liens.

Lessee shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee.

26.     Assignment  and  Subletting.

Lessee shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Lessee shall not assign this Lease or sublet, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use, the Premises, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Lessor and Premises Lessor first had and obtained, which consent shall not be unreasonably withheld. Lessor's or Premises Lessor's consent to one assignment or subletting shall not be deemed to be a consent to any subsequent assignment or subletting, nor shall Lessor's or Premises Lessor's consent release Lessee from any of its obligations under this Lease unless such consent expressly so provides.

27.     Holding  Over.

If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month and a rental in

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the amount equal to 105% of the last monthly rental as per
Section 4 of this Lease, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

28.     Authority  of  Parties.

Each individual executing this lease on behalf of a corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

29.     Default.

The occurrence of any one or more of the following events shall constitute a default and breach of the Lease by Lessee.

(A)     The  vacating  or  abandonment  of  the  Premises  by  Lessee.

(B) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Lessee, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonable required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

30.     Remedies  in  Default.

In the event of any material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of a right or remedy which Lessor may have by reason of such default or breach:

     (A) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor.

     (B) Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

31.     General  Provisions.

Waiver. The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other

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than the failure of the Lessee to pay
the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of the acceptance of such rent.

Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing and shall be hand delivered or shall be sent by mail, postage prepaid.

Headings. The headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

Successors and Assigns.The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties thereto.

Quiet Possession. Upon Lessee paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

Governing Law. This Agreement and the relationship between the parties hereto will be governed by and construed in accordance with the laws of the Province of Ontario.

Counterparts and Facsimile Signatures. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, including any duly executed facsimile or photocopy from facsimile copies, but all of which shall constitute one and the same Agreement which shall be  binding  upon  all  parties  hereto not signatories to the same counterpart.

Further Assurances. The parties agree that each will enter into and execute other agreements and/or documents and take other actions as reasonably necessary to implement the transactions contemplated by this Agreement.

The parties hereto have executed this Lease on the date specified immediately adjacent to their respective signatures.

"LESSOR"

1485684  Ontario  Limited

By:  /s/ Terrance Lall             Dated:  May  25,  2004
     ---------------------------
Title:  President

"LESSEE"

1614718  Ontario  Inc.

By:  /s/ Ray Hawkins               Dated:   May  25,  2004
     ----------------------------
Title: President
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EXHBITS

A.  List  of  Equipment  Assets
B.  List  of  Rented  or  Leased  Equipment
C.  List  of  Persons/Entities  with  Security  Interest  in  Business  Assets

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